UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2011

VOLCANO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-52045	33-0928885
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3661 Valley Centre Drive, Suite 200 San Diego, California		92130
(Address of principal executive offices)		(Zip Code)

(800) 228-4728

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 4, 2011, Volcano Corporation (the “Company”) issued a press release regarding its financial results for the first quarter ended March 31, 2011. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information under Item 2.02 of this Current Report on Form 8-K and the exhibit attached hereto as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and shall not be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 2, 2011, Connie R. Curran, RN, Ed.D. provided notice of her resignation from the Company’s Board of Directors, effective May 2, 2011. Although Ms. Curran was not a nominee for director at the Company’s Annual Meeting of Stockholders held May 2, 2011, under Delaware law she was required to submit her resignation.

Also on May 2, 2011, the Company’s 2005 Equity Compensation Plan (the “Plan”) was amended and restated to provide for (i) an increase in the number of shares of common stock that may be issued under the Plan of 2,500,000 shares for a total number shares of common stock reserved for issuance under the Plan of an aggregate of 16,212,558 shares, (ii) a corresponding increase in the number of shares that may be issued as “incentive stock options” to an aggregate of 16,212,558 shares, (iii) a change in the “fungible share ratio” from one and sixty three hundredths (1.63) shares to two and twelve hundredths (2.12) shares, and (iv) an update to the list of the adjustments previously approved by the Company’s stockholders that can be used by the Company’s Compensation Committee in calculating achievement against the Section 162(m) stockholder approved performance goals. The foregoing description of the Plan, as amended and restated, does not purport to be complete and is qualified in its entirety by reference to the Plan attached as Appendix A to the Company’s definitive proxy statement on Schedule 14A for the 2011 annual meeting of stockholders.

On May 3, 2011, the Company’s Board of Directors approved the grant of 5,000 restricted stock units (“RSUs”) to David Sheehan, the Company’s President, IVUS and FM Business. 25% of the RSUs granted will vest, if at all, each year on the anniversary of the grant date, subject to continued service through each such date, so that the award is fully vested on the fourth anniversary of the grant date. The RSUs granted to Mr. Sheehan are evidenced by the Company’s standard forms of Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement (together, the “RSU Agreement”), which, together with the Company’s 2005 Equity Compensation Plan (the “Plan”), set forth the terms and conditions of the RSUs. The foregoing is only a brief description of the material terms of the RSUs granted to Mr. Sheehan on May 3, 2011, does not purport to be complete and is qualified in its entirety by reference to the Plan, and the forms of RSU Agreement.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On May 3, 2011, the Company’s Board of Directors approved the revision and restatement of the Company’s Bylaws effective immediately to (i) amend Sections 2.11(c) and 2.12(c) to require a stockholder proponent of a nomination or other business to disclose in the stockholder’s advance notice additional information regarding ownership interest, including a description of any derivative or short positions and borrowed or loaned shares, the stockholder has with respect to our common stock, and (ii) create new Sections 2.11(h) and 2.12(h) to require a stockholder providing advance notice of a nomination or other business to update the information contained in the notice prior to the meeting. The foregoing summary of the changes to the Bylaws is subject to, and qualified in its entirety by the Bylaws, as revised and restated, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 2, 2011, the Company held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting 48,738,173 shares of common stock were represented in person or by proxy. The Company’s stockholders approved the five proposals listed below, which proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting. The final votes on the proposals presented at the Annual Meeting are as follows:

Proposal 1:

Each of Michael J. Coyle and Roy T. Tanaka was elected as a Class II director to hold office until the 2014 Annual Meeting of Stockholders and until his successor is elected and has qualified, or, if sooner, until the director’s death, resignation or removal by the following vote:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Michael J. Coyle	44,185,778	1,710,972	2,841,423
Roy T. Tanaka	44,185,078	1,711,672	2,841,423

Each of Kieran T. Gallahue, R. Scott Huennekens, Lesley H. Howe, Alexis V. Lukianov, Ronald A. Matricaria, and John Onopchenko continue to serve as directors after the Annual Meeting.

Proposal 2:

The selection by the audit committee of the Company’s Board of Directors of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was ratified by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,481,269	250,132	6,772	0

Proposal 3:

The Amended and Restated 2005 Equity Compensation Plan, as set forth in the Company’s proxy statement, was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,571,172	8,307,113	18,464	2,841,424

Proposal 4:

The resolution, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2011 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission (“SEC”) including the Compensation Discussion and Analysis, the related compensation tables and the narrative disclosure to those tables, was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,826,490	3,048,001	22,259	2,841,423

Proposal 5:

The resolution, that the stockholders of the Company determine, on an advisory basis, the frequency with which the stockholders of the Company wish to have an advisory vote on the compensation of the Company’s named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the Summary Compensation Table, and the related tables and disclosure), was voted on as follows:

Every 1 Year	Every 2 Years	Every 3 Years	Abstentions	Broker Non-Votes
38,612,520	441,312	6,824,213	18,705	2,841,423

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Bylaws of Volcano Corporation, as revised
99.1	Press Release, dated May 4, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLCANO CORPORATION

By:	/S/ JOHN T. DAHLDORF
John T. Dahldorf Chief Financial Officer

Dated: May 4, 2011

Exhibit Index

Exhibit Number	Description

3.1	Bylaws of Volcano Corporation, as revised
99.1	Press Release, dated May 4, 2011